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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               June 19, 2001
                                                   ----------------------------


                     APPLIED EXTRUSION TECHNOLOGIES, INC.
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              (Exact Name of Registrant as Specified in Charter)




         Delaware                   0-19188                  51-0295865
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(State or Other Jurisdiction      (Commission             (IRS Employer
  of Incorporation)               File Number)          Identification No.)



                    3 Centennial Drive, Peabody, MA  01960
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code          (978) 538-1500
                                                     --------------------------



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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     The undersigned registrant hereby amends, in its entirety, its Current
Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2001, as amended on July 19, 2001, regarding an event occurring on June 19, 2001.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On June 19, 2001, Applied Extrusion Technologies, Inc. (the "Company"), purchased certain assets of QPF, L.L.C. ("QPF"), a subsidiary of Hood Companies, Inc. ("Hood"), for $15 million, pursuant to an Asset Purchase Agreement dated as of May 3, 2001 among the Company, QPF and Hood (the "Purchase Agreement"), and as amended on June 12, 2001 (the "Amended Purchase Agreement"). The $15 million purchase price was comprised of $2 million in cash that was paid upon the execution of the Purchase Agreement, $4 million in cash released at closing from an escrow account established upon the execution of the Purchase Agreement, and $9 million in cash paid at the closing. The Company obtained the $9 million in cash through a simultaneous offering of senior notes. In addition, on June 30, 2001, the Company issued a short-term note in the amount of approximately $7 million for inventory acquired from QPF. This note was repaid on July 30, 2001. The purchase price was determined pursuant to arms-length negotiations.

     QPF was Hood's oriented polypropylene films business located in Streamwood, Illinois. Hood operated the purchased assets until June 30, 2001, at which time it closed the Streamwood, Illinois facility and transfered the purchased assets to the Company. These assets include equipment that the Company will use to offset future capital requirements and for spare parts, intellectual property and intangible assets.

     On July 2, 2001, the Company issued a press release announcing the completion of this transaction. The information contained in the press release is incorporated herein by reference. The press release is filed herewith as
Exhibit 99.1.

     The foregoing description is qualified in its entirety by reference to the Purchase Agreement and the Amended Purchase Agreement, copies of which are filed herewith as Exhibits 2.1 and 2.2.


ITEM 7.  EXHIBITS


(c)  Exhibits

     Listed below are all Exhibits filed as part of this Current Report.

     2.1 Asset Purchase Agreement among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated as of May 3, 2001.

     2.2. Amendment No. 1 to Asset Purchase Agreement by and among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated June 12, 2001.

     2.3 Agreement to furnish copies of omitted schedules and exhibits to the Asset Purchase Agreement among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated as of May 3, 2001.

     99.1 Press Release of the Company, dated July 2, 2001.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  APPLIED EXTRUSION TECHNOLOGIES, INC.


                                  By:  /s/ Anthony J. Allott
                                       ----------------------------------
                                            Name:   Anthony J. Allott
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Date:  October 18, 2001
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                                 EXHIBIT INDEX

Exhibit
Number        Title of Exhibit
------        ----------------

2.1 Asset Purchase Agreement among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated as of May 3, 2001.

2.2. Amendment No. 1 to Asset Purchase Agreement by and among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated June 12, 2001.

2.3 Agreement to furnish copies of omitted schedules and exhibits to the Asset Purchase Agreement among Applied Extrusion Technologies, Inc., QPF, L.L.C. and Hood Companies, Inc., dated as of May 3, 2001.

99.1          Press Release of the Company, dated July 2, 2001.